1 Second Quarter 2008 Earnings Webcast & Conference Call July 22, 2008 Exhibit 99.2

2 Gary Kohn Vice President Investor Relations Earnings Webcast & Conference Call July 22, 2008

Safe Harbor
Safe Harbor
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of
1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-
looking statements and should consider all uncertainties and risks discussed under “Risk Factors” included within the Annual Report on Form
10-K for the year ended December 31, 2007. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in general economic conditions and economic conditions in the geographic regions and industries in which we operate; changes in immigration laws, patterns and other factors related to immigrants; technological changes, particularly with respect to e-
commerce; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering and terrorist financing; our ability to attract and retain qualified key employees and to successfully manage our workforce; changes in foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers; adverse movements and volatility in debt and equity capital markets; political conditions and related actions by the United States and abroad which may adversely affect our businesses and economic conditions as a whole; failure to maintain sufficient amount or types of regulatory capital to meet the changing requirements of our various regulators worldwide; growth in the money transfer market and other markets in which we operate at rates materially lower than recent levels; failure to implement agent contracts according to schedule; our ability to maintain our agent network and biller relationships under terms consistent with those currently in place;
interruptions of United States government relations with countries in which we have or are implementing material agent contracts; deterioration in consumers’ and clients’ confidence in our business, or in money transfer providers generally; failure to successfully manage credit and fraud risks presented by our agents and consumers; adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; changes in
United States or foreign laws, rules and regulations including the Internal Revenue Code, and governmental or judicial interpretations thereof;
our ability to favorably resolve tax matters with the Internal Revenue Service and other tax jurisdictions; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other nonbank money transfer services providers, including telecommunications providers, card associations and card-based payments providers; our ability to grow our core businesses; our ability to develop and introduce new products, services and enhancements, and gain market acceptance of such products; our ability to protect our brands and our other intellectual property rights; our ability to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; any material breach of security of or interruptions in any of our systems; mergers, acquisitions and integration of acquired businesses and technologies into our company and the realization of anticipated synergies from these acquisitions; adverse consequences from our spin-off from First Data Corporation (“First Data”), including resolution of certain ongoing matters; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change the business mix; cessation of various services provided to us by third-party vendors; catastrophic events; and management’s ability to identify and manage these and other risks.

4 Christina Gold President & Chief Executive Officer Earnings Webcast & Conference Call July 22, 2008

Strong Second Quarter Results
Strong Second Quarter Results
Revenue $1.35B    up 12%
• C2C revenue up 14% and transactions up 13%
• International revenue up 19% and transactions 18%
• Non-U.S. originated revenue and transactions
up 26%
• Improving U.S. domestic and U.S. outbound trends
• Mexico revenue up 3%
Improving pricing trends

Strong Second Quarter Results
Strong Second Quarter Results
EPS, ex restructuring
$0.33       up 27%
EPS, reported $0.31       up 19%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Consistent
performance

Leading the Global Money
Transfer Marketplace
Leading the Global Money
Transfer Marketplace
• Leadership position in growing market
• 355,000 agent locations
• Well-known brand
• Globally diverse revenue stream
• Scalable infrastructure
• Industry-leading compliance capabilities
• Solid financial position
Long-term EPS growth
objective: 15%-18%

4
Improve profitability
by leveraging scale,
reducing costs
and effectively
utilizing capital
Western Union Strategy
Western Union Strategy
4 key pillars for long-term growth
1
Accelerate profitable
growth in the
global cash money
transfer business
2
Expand
and globalize the C2B
payments business
3
Innovate new products
and services for our
target customers

WESTERN UNION

ਵਿਦੇਸ਼ ਤੋਂ ਪੈਸੇ ਪ੍ਰਾਪਤ ਕਰਨ ਦਾ ਸਭ ਤੋਂ
ਤੇਜ਼ ਅਤੇ ਸੁਰੱਖਿਅਤ ਤਰੀਕਾ।
WESTERN UNION
ਵਿਦੇਸ਼ ਤੋਂ ਪੈਸੇ ਪ੍ਰਾਪਤ ਕਰਨ ਦਾ ਸਭ ਤੋਂ
ਤੇਜ਼ ਅਤੇ ਸੁਰੱਖਿਅਤ ਤਰੀਕਾ

Grow the C2C Business
Grow the C2C Business
• Strong international growth
• Increase distribution
– 355,000 agent locations
– Key signings and renewals
• Indonesia, Laos, India, Nigeria, Sri Lanka, Bangladesh
• Enhance customer relationship
– 10 million Gold Card holders
• Improving Westernunion.com trends
• Vigo expansion
1

10 Expand the C2B Business Expand the C2B Business • Pago Fácil expansion • Vigo bill payment later this year • Acquisitions 2

Innovate New Services
and Technologies
Innovate New Services
and Technologies
• Mobile Money Transfer
– Globe Telecom & Smart Communications
– Discussing opportunities worldwide
• Micro Lending pilot
3

Improve Profitability
Improve Profitability
• 2008 operating margin excluding restructuring
expenses expected to be consistent with 2007
• Goal to improve 2009 margin by up to 50 basis points
• Scalable business with long-term margin expansion
opportunities
4

Leading the Global Money
Transfer Marketplace
Leading the Global Money
Transfer Marketplace
• Leadership position in growing market
• 355,000 agent locations
• Well-known brand
• Globally diverse revenue stream
• Scalable infrastructure
• Industry-leading compliance capabilities
• Solid financial position
Long-term EPS growth
objective: 15%-18%

14 Scott Scheirman Executive Vice President & Chief Financial Officer Earnings Webcast & Conference Call July 22, 2008

Revenue 1.35B $     12%
EPS, reported 0.31 $   19%
EPS, ex restructuring 0.33 $   27%
Strong Second Quarter Results
Strong Second Quarter Results
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
9% Revenue growth ex-euro
Consistent performance

16 Transaction Fee Components of Revenue Components of Revenue $ in millions Q2 07 Q2 08 Foreign Exchange Q2 07 Q2 08 $981 $1,081 Up 10% $186 $232 Up 25%

Operating Income Margin
Operating Income Margin
• Q2 operating income margin, excluding
restructuring
– Consistent with second quarter 2007
– C2C up 70 basis points year-over-year
– C2B impacted by product mix shift
• Operating income margin improves second half
– Margin strongest in fourth quarter
Expect 2008 operating
margin ex restructuring
consistent  with 2007

Profitability Initiatives
Profitability Initiatives
• Restructuring expenses
– $23 million in Q2
– Approximately $80 million full-year 2008
• Estimated savings of
– $10 million in 2008
– $35 million annually in 2009 and beyond
Goal of expanding 2009 margin
up to 50 basis points

Selected Financial Results
Selected Financial Results
Q2 2008            Q2 2007        % Change
$ in millions except for per share
and tax rate information
Excluding
Restructuring
Expense
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Total Revenue
$1,347
$1,203 12%
Cost of Services
$799
$688 16% 13%
SG&A $212 $192 10% 8%
Operating Profit $336 $323 4% 11%
Other expenses, net -$28 -$25
15%
Tax Rate 24.8% 31.4%
Net Income $232 $205 13% 19%
Diluted EPS $0.31 $0.26 19% 27%
n/a
n/a
Expect 2008 tax rate of 26.5%, ex-restructuring 27.5%

Robust Cash Generation and Position
Robust Cash Generation and Position
Cash Flows From Operations, year-to-date $560
Cash Balance on June 30 $1,875
Remaining authorized for buyback, June 30 $1,571
Stock Repurchases, spin through June 30
(66 million shares)
$1,429
$ in millions
Capital Expenditures, year-to-date $80
Expect Cash Flow From Operations of $1.2B

21 Consumer-to-Consumer Consumer-to-Consumer Q2 2008 Change (millions) Transactions 47.1 13% Revenue $1,145 14% Operating Income $306 17% Operating Margin 26.7% 70 bp 85% of Western Union revenue

22 Consumer-to-Consumer Growth Regional View Consumer-to-Consumer Growth Regional View Revenue Transactions Q2 08 Americas 1% 4% Europe, Middle East, Africa, S. Asia 23% 24% Asia Pacific 30% 25%

23 Consumer-to-Business Consumer-to-Business Q2 2008 Change (millions) Transactions 101.5 2% Revenue $179 3% Operating Income $50 -10% Operating Margin 27.7% -380 bp 13% of Western Union revenue

2008 Financial Guidance
2008 Financial Guidance
• Revenue growth at higher end of 9% to 11% range
• Non-GAAP EPS at higher end of $1.29 to $1.33 (up from $1.25 to
$1.29)
– Excludes $0.07 of restructuring expenses and includes $0.01 in cost savings
• GAAP EPS at higher end of $1.22 to $1.26 (up from $1.18 to $1.22)
– Includes $80 million in restructuring expenses
• Cash Flow from Operations of $1.2 billion
• Capital Expenditures of less than $200 million
• Net other expense of $110 million
• Tax rate of approximately 26.5%
– 27.5% excluding restructuring
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

Summary
Summary
• Robust revenue growth performance
• Financial strength
• Superior cash flow
• Commitment to expand margin
• Long-term objective of 15% to 18% EPS growth
Creating long-term
shareholder value

26 Questions and Answers Earnings Webcast & Conference Call July 22, 2008

Leading the Global Money
Transfer Marketplace
Leading the Global Money
Transfer Marketplace
• Leadership position in growing market
• 355,000 agent locations
• Well-known brand
• Globally diverse revenue stream
• Scalable infrastructure
• Industry-leading compliance capabilities
• Solid financial position
Long-term EPS growth
objective: 15%-18%

28 Second Quarter 2008 Earnings Webcast & Conference Call July 22, 2008 Appendix

Non-GAAP Measures
Non-GAAP Measures
Western Union’s management has presented revenue growth excluding the foreign currency translation impact of euro denominated revenues. In addition, Western Union's management has presented cost of services as a percent of revenue, operating income margin, and growth rates for cost of services, selling, general and administrative expense, and operating income, excluding restructuring and related expenses.
Western Union's management has also presented earnings per share, earnings per share growth, net income and net income growth, 2008 full year estimated effective tax rate guidance, 2008 earnings per share guidance, and 2008 earnings per share growth guidance excluding restructuring and related expenses. In presenting Western Union's 2008 earnings per share growth guidance, excluding restructuring and related expenses, Western Union's management has excluded from the Company's 2007 earnings per share, the accelerated non-cash SFAS No. 123R accounting for stock-based compensation charge, resulting from the acquisition of First Data Corporation ("First Data") by an affiliate of Kohlberg, Kravis, Roberts & Co.
("KKR") in the third quarter of 2007. We believe these non-GAAP measures provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures is included in the following slides.

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2008 2007 Growth
$                            1,347.1 $                         1,202.9 12%
Benefit from euro translation  (a) (38.3) -
$                            1,308.8 $                         1,202.9 9%
2008 2007
$                               231.5 $                            204.5
Restructuring and related expenses, net of
income tax benefit of $10.2 million (b) 12.7 -
$                               244.2 $                            204.5
As reported (GAAP) $                                 0.31 $                              0.26
Restructuring and related expenses (b) 0.02 -
Adjusted $                                 0.33 $                              0.26
Net income, as reported (GAAP) 13%
Net income, adjusted 19%
EPS, as reported (GAAP) 19%
EPS, adjusted 27%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Three Months Ended
June 30,
Revenue adjusted
Revenue as reported (GAAP)
Adjustments:
Three Months Ended
June 30,
Growth:
Net income as reported (GAAP)
Adjustment:
Net income adjusted
Earnings per share ("EPS"):

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
As reported Restructuring and
(GAAP)
Related Expenses (b)
Adjusted
Revenues $           1,347.1 - $                                          $             1,347.1
Cost of services
799.4
(19.5)
779.9
Selling, general and administrative 211.5 (3.4) 208.1
Operating income
336.2 22.9 359.1
Provision for income taxes 76.5 10.2 86.7
Net income $               231.5 $                                 12.7 $                 244.2
Operating income margin 25.0% 1.7% 26.7%
Effective tax rate 24.8% 1.4% 26.2%
Cost of services 16% (3)% 13%
Selling, general and administrative 10% (2)% 8%
Operating income 4% 7% 11%
Cost of services as a percent of revenue 59% (1)% 58%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Three Months Ended June 30, 2008
Growth:

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
EPS Guidance
2008 EPS Guidance GAAP basis $                                  1.22 $                               1.26
Adjustment:
Estimated restructuring and related expenses, net of income
tax benefit (b) 0.07 0.07
$                                 1.29 $                              1.33
2007 EPS as reported (GAAP) $                                  1.11 $                               1.11
Adjustment:
Accelerated non-cash stock compensation vesting charge,
net of income tax benefit (c) 0.02 0.02
Adjusted 2007 EPS
$                                  1.13 $                               1.13
Earnings per share growth:
2008 EPS guidance (GAAP) compared to 2007 EPS as
reported (GAAP) 10% 14%
Non-GAAP 2008 EPS guidance, excluding estimated 2008
restructuring and related expenses, compared to adjusted
2007 EPS, excluding accelerated non-cash stock
compensation vesting charge 14% 18%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Range
Adjusted 2008 EPS Guidance, excluding estimated restructuring and related expenses

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
2008 Full Year Estimated Effective Tax Rate Guidance ("ETR")
2008
Estimated ETR (GAAP Basis) 26.5%
Estimated ETR benefit for restructuring and related expenses (b)                  1.0
Adjusted Estimated ETR 27.5%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(a) Represents a benefit in the fluctuation in the exchange rate between the euro and the United States dollar. This benefit would not have occurred had there been a constant exchange rate, and was net of the impact of our foreign currency hedges.
(b) Restructuring and related expenses incurred in the three months ended June 30, 2008 include $22.9 million of expenses and an estimated $79 million of expenses for 2008. These expenses relate to severance, outplacement and other employee related benefits; facility closure and migration of our IT infrastructure; and other expenses related to relocation of various operations to existing Company facilities and third party providers, including hiring, training, relocation, travel, and professional fees. Also, included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-offs, and acceleration of depreciation and amortization. For purposes of calculating the "Adjusted
2008 EPS guidance, excluding estimated restructuring and related expenses," the EPS impact of $0.07 is net of an estimated income tax benefit of $31 million. The restructuring and related expenses are included in cost of services and selling, general and administrative expense lines in the income statement, and are not allocated to the segments.
(c) In the third quarter of 2007, the Company recognized a $22 million or a $0.02 per share non-
cash charge in accordance with SFAS No. 123R accounting for stock-based compensation resulting from the previously announced acceleration of vesting in Western Union stock options and awards granted to current Western Union employees prior to the spin-off from First Data. Under the terms of the plan, vesting was accelerated for these options and awards as a result of the change of control that occurred when an affiliate of KKR acquired First Data, Western Union's former parent company, on September 24, 2007.

Use of Material
Use of Material
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation, July 22, 2008. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  The Western
Union Company assumes no duty to update or revise the
information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as The Western Union Company
which owns the copyright.